UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 5, 2005
                                                  -----------------


                                BriteSmile, Inc.
             (Exact name of registrant as specified in its charter)


     Utah                  0-17594                 87-0410364
    ------                ---------               ------------
(State or other          (Commission            (I.R.S. Employer
jurisdiction of         file number)           Identification No.)
incorporation)


          490 North Wiget Lane
       Walnut Creek, California                                      94598
      --------------------------                                    -------
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (925) 941-6260



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.02         Results of Operations and Financial Condition

On May 5, 2005, BriteSmile, Inc. issued a press release announcing its financial results for the thirteen weeks ended March 26, 2005. The company also announced that executives of the company would discuss these results with investors on a conference call broadcast over the World Wide Web and by telephone and provided access numbers, dates and times for the conference call. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The company will also post this document on its corporate website, www.britesmile.com, under the "company" link.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99        Press release issued by BriteSmile, Inc. dated May 5, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BriteSmile, Inc.


                                    By:  /s/ Ken Czaja
                                    Ken Czaja
                                    Chief Financial Officer


Date:  May 5, 2005




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                                  Exhibit Index


Exhibit 99           Press release issued by BriteSmile, Inc. dated May 5, 2005